United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 13, 2020

Date of Report (Date of earliest event reported)

Lionheart Acquisition Corporation II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39445	84-4117825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LCAPU	The Nasdaq Capital Market LLC
Class A Common Stock, par value $0.0001 per share	LCAP	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	LCAPW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2020, Lionheart Acquisition Corporation II (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Public Units”), each Public Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment). The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to the Company of $200,000,000. The Company, pursuant to an Underwriting Agreement, dated August 13, 2020 (the “Underwriting Agreement”), by and among the Company and Nomura Securities International, Inc. (“Nomura”) and Cantor Fitzgerald & Co., as representatives of the several underwriters (the “Underwriters”), granted the Underwriters a 45-day option to purchase up to 3,000,000 additional Public Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-240130) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 27, 2020 (as amended, the “Registration Statement”):

●	The Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 13, 2020, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 13, 2020, by and among the Company and its officers, directors and Lionheart Equities, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 13, 2020, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 13, 2020, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Securities Purchase Agreement, dated July 27, 2020, by and between the Sponsor and Nomura a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	A Private Placement Unit Subscription Agreement, dated August 13, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	A Private Placement Unit Subscription Agreement, dated August 13, 2020, by and between the Company and Nomura, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

2

●	Indemnity Agreements, each dated as of August 13, 2020, by and between the Company and each of the officers and directors of the Company, copies of which are attached as Exhibit 10.7 and incorporated herein by reference.

●	An Administrative Support Agreement, dated August 13, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 and incorporated herein by reference.

●	A Forward Purchase Agreement, dated August 13, 2020, by and between the Company and Nomura, a copy of which is attached as Exhibit 10.9 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) with the Sponsor and Nomura of 650,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $6,500,000

The Private Units are identical to the Public Units sold in the IPO. The private warrants included in the Private Units (the “Private Warrants”) are identical to the Warrants sold in the IPO except that the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, Nomura or their permitted transferees. Additionally, the Sponsor and Nomura agreed not to transfer, assign, or sell any of the shares of Class A Common Stock included in the Private Units, the Private Warrants or the shares of Class A Common Stock underlying the Private Warrants (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date the Company completes its initial business combination.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2020, in connection with the IPO, the Company amended and restated its bylaws. On August 13, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation are attached as Exhibits 3.2 and 3.1 hereto, respectively, and are incorporated by reference herein.

Item 8.01 Other Events

As of August 18, 2020, a total of $200,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, LLC, acting as trustee. An audited balance sheet as of August 18, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

3

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2020, by and among the Registrant and Nomura and Cantor Fitzgerald & Co., as representatives of the several underwriters

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

4.1	Warrant Agreement, dated August 13, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated August 13, 2020, by and among the Registrant and its officers, directors, Nomura and the Sponsor

10.2	Investment Management Trust Agreement, dated August 13, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated August 13, 2020, by and among the Registrant and certain security holders

10.4	Securities Purchase Agreement, dated July 27, 2020, by and between the Sponsor and Nomura

10.5	Private Placement Unit Subscription Agreement, dated August 13, 2020, by and between the Registrant and the Sponsor

10.6	Private Placement Unit Subscription Agreement, dated August 13, 2020, by and between the Registrant and Nomura

10.7	Indemnity Agreements, each dated as of August 13, 2020, by and between the Registrant and each of the officers and directors of the Registrant

10.8	Administrative Support Agreement, dated August 13, 2020, by and between the Registrant and the Sponsor

10.9	Forward Purchase Agreement, dated August 13, 2020, by and between the Company and Nomura

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2020

LIONHEART ACQUISITION CORPORATION II

By:	/s/ Ophir Sternberg
Name: Ophir Sternberg
Title: Chairman, President and Chief Executive Officer

5